Exhibit 1.1

PATRIOT NATIONAL, INC.

                Shares

Common Stock

($0.001 par value per Share)

UNDERWRITING AGREEMENT

October     , 2015

UNDERWRITING AGREEMENT

October     , 2015

BMO CAPITAL MARKETS CORP.

3 Times Square

New York, NY 10036

J.P. MORGAN SECURITIES LLC

383 Madison Avenue

New York, New York 10179

as Representatives of the several

Underwriters named in Schedule A

hereto

Ladies and Gentlemen:

Patriot National, Inc., a Delaware corporation (the “Company”), proposes to issue and sell, and each entity (each, a “Selling Stockholder”) identified as a Selling Stockholder in Schedule C annexed hereto, proposes to sell, to the several underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom BMO Capital Markets Corp. and J.P. Morgan Securities LLC are acting as representatives (the “Representatives”), an aggregate of                 shares (the “Firm Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company, of which                 Firm Shares are to be issued and sold by the Company and an aggregate of                 Firm Shares are to be sold by the Selling Stockholders. The number of Firm Shares to be sold by each Selling Stockholder is the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule C annexed hereto. In addition, solely for the purpose of covering over-allotments, the Selling Stockholders propose to grant to the Underwriters the option to purchase from the Selling Stockholders up to an additional                 shares of Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-207267) under the Act, including a prospectus, relating to the Shares.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended, at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act and (iv) all documents that are or are deemed to be incorporated by reference therein pursuant to Item 12 of Form S-1 under the Act prior to the Applicable Time (as defined below).

Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to the Representatives for use by the Underwriters and by dealers in connection with the offering of the Shares. “Preliminary Prospectus,” as used herein, means, as of any time, the prospectus relating to the Shares that is included in the Registration Statement immediately prior to its effectiveness.

All references in this Agreement to information which is “contained,” “disclosed,” “included” or “stated” (or other references of like import) in the Registration Statement, the Prospectus or the Preliminary Prospectus shall be deemed to mean and include all such information which is or is deemed to be incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, as the case may be, prior to the Applicable Time; and all references in this Agreement to amendments or supplements to the Registration Statement, the Prospectus or the Preliminary Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, as the case may be, after the Applicable Time.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto under the heading “Permitted Free Writing Prospectuses” and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act) (each such road show, an “Electronic Road Show”).

Each Underwriter represents and agrees that (i) it has not offered or sold and will not offer or sell, without the Company’s consent, any Shares by means of, or otherwise use or refer to any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus and (ii) it is not subject to any pending proceeding under Section 8A of the Act with respect to the offering (and will promptly notify the Company and the Selling Stockholders if any such proceeding against it is initiated during the period a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares).

“Covered Free Writing Prospectuses,” as used herein, means (i) each “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Act), if any, relating to the Shares, which is not a Permitted Free Writing Prospectus and (ii) each Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means, collectively, the pricing information set forth on Schedule B attached hereto under the heading “Pricing Information Provided Orally by Underwriters,” the Preliminary Prospectus and all Permitted Free Writing Prospectuses, if any, considered together.

“Applicable Time”, as used herein, means     :     P.M., New York City time, on October     , 2015.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company hereby confirms its engagement of J.P. Morgan Securities LLC, and J.P. Morgan Securities LLC hereby confirms its agreement with the Company to render services, as a “qualified independent underwriter” within the meaning of Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 5121 with respect to the offering and sale of the Shares. J.P. Morgan Securities LLC, in its capacity as qualified independent underwriter, is referred to herein as the “Independent Underwriter.” The price at which the Shares will be sold to the public shall not be higher than the price recommended by the Independent Underwriter.

The Company, each of the Selling Stockholders and the Underwriters, as applicable, agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and each of the Selling Stockholders agrees to sell, in each case severally and not jointly, to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, the respective number of Firm Shares (subject to such adjustment as the Representatives may determine to avoid fractional shares) which bears the same proportion to the total number of Firm Shares to be sold by the Company or by such Selling Stockholder, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 11 hereof, bears to the total number of Firm Shares, in each case at a purchase price of $         per Share. The Company is advised by the Representatives that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in the Representatives’ judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. The Representatives may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Representatives may determine.

In addition, the Selling Stockholders, in each case severally and not jointly, hereby grant to the several Underwriters the option (the “Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholders, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Selling Stockholders for the Firm Shares less an amount per share equal to any dividend or distribution declared by the Company and payable on the Firm Shares but not payable on the Additional Shares. The Option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the Selling Stockholders. If the Underwriters exercise the Option, Additional Shares will be purchased by the Underwriters from the Selling Stockholders in proportion to the maximum number of Additional Shares which they have agreed to sell. Such notice shall set forth the aggregate number of Additional Shares as to which the Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “Time of Purchase” (as defined below) nor earlier than the second business day after the date on which the Option shall have been exercised nor later than the tenth business day after the date on which the Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares), subject to adjustment in accordance with Section 11 hereof. Upon any exercise of the Option, the number of Additional Shares to be purchased from each Selling Stockholder shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Additional Shares set forth opposite the name of such Selling Stockholder in Schedule C annexed hereto bears to the Firm Shares, subject, in each case, to such adjustment as the Representatives may determine solely to eliminate fractional shares.

Pursuant to powers of attorney (the “Powers of Attorney”) granted by each Selling Stockholder (which Powers of Attorney shall be satisfactory to the Representatives), and                     shall act as representatives of the Selling Stockholders. Each of the foregoing representatives (collectively, the “Representatives of the Selling Stockholders”) is authorized, on behalf of each Selling Stockholder, among other things, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by such Selling Stockholder, to make delivery of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by such Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to such Selling Stockholder, to receive notices on behalf of such Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and to each Selling Stockholder by federal funds wire transfer against delivery of the Firm Shares to the Representatives through the facilities of The Depository Trust

Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on October     , 2015 (unless another time shall be agreed to by the Representatives, the Company and any Representative of the Selling Stockholders or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “Time of Purchase.” Electronic transfer of the Firm Shares shall be made to the Representatives at the Time of Purchase in such names and in such denominations as the Representatives shall specify.

Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to the Representatives at the additional time of purchase in such names and in such denominations as the Representatives shall specify.

Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Mayer Brown LLP, at 1221 Avenue of the Americas, New York, NY 10020, at 10:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters and the Independent Underwriter that:

(a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b) as of the Effective Time, the Registration Statement complied in all material respects with the requirements of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of the Applicable Time, the Preliminary Prospectus complied in all material respects with the requirements of the Act (including, without limitation, Section 10(a) of the Act) and the Disclosure Package did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the Time of Purchase and each additional time of purchase, if any, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act) and, as of its date, the Time of Purchase and any additional time of purchase, if any, the

Prospectus will not, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, the Disclosure Package or the Prospectus made in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use in the Registration Statement, the Disclosure Package or the Prospectus, as set forth in Section 13 hereof;

(c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby are solely the property of the Company;

(d) as of the date of this Agreement, the Company qualifies as an emerging growth company (“EGC”), as defined in Section 2(a)(19) of the Act;

(e) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Disclosure Package and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the Time of Purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Disclosure Package and the Prospectus entitled “Capitalization” and “Description of Capital Stock” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the

Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE;

(f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

(g) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole (a “Material Adverse Effect”);

(h) the Company has no subsidiaries (as defined under the Act) other than those named in Exhibit 21.1 to the Registration Statement (collectively, the “Subsidiaries”); except as disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, the Company owns all of the issued and outstanding capital stock of, or membership interests in, each of the Subsidiaries; other than the capital stock of, or membership interests in, the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charter and the bylaws of the Company and all amendments thereto have been delivered to the Representatives, and, no changes therein will be made on or after the date hereof through and including the Time of Purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated or organized and is validly existing as a corporation or limited liability company in good standing (to the extent the concept of good standing is recognized in the respective jurisdiction) under the laws of the jurisdiction of its incorporation, with full corporate or company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation or company and is in good standing (to the extent the concept of good standing is recognized in the respective jurisdiction) in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of or membership interests in each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, are owned by the Company subject to no security interest, other encumbrance or adverse claims, except as would not, individually or in the aggregate, have a Material Adverse Effect; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

(i) the Shares to be sold by the Company pursuant hereto have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares to be sold by the Company pursuant hereto, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Delaware General Corporation Law or the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party; the Shares to be sold by the Selling Stockholders pursuant hereto have been duly and validly authorized and issued and are and, after they are delivered against payment therefor as provided herein, will be fully paid, non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares to be sold by the Selling Stockholders pursuant hereto are and, after they are delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws;

(j) the capital stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus;

(k) this Agreement has been duly authorized, executed and delivered by the Company;

(l) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to it or any of its properties, except, in the case of the foregoing clauses (B), (C), (D) and (E), for any such breaches, violations, defaults or events that would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially interfere with the consummation of the transactions contemplated hereby;

(m) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares to be sold by the Company pursuant hereto, the sale of the Shares to be sold by the Selling Stockholders pursuant hereto and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except, in the case of the foregoing clause (B), (C), (D) and (E), for any such breaches, violations, defaults or events that would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially interfere with the consummation of the transactions contemplated hereby;

(n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Shares to be sold by the Company pursuant hereto, the sale of the Shares to be sold by the Selling Stockholders pursuant hereto or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) under the Conduct Rules of FINRA; (iv) any listing applications and related consents or any notices required by NYSE in the ordinary course of the offering of the Shares, (v) filings with the Commission pursuant to Rule 424(b) under the Act, (vi) filings with the Commission under the Exchange Act, or (vii) except as otherwise have already been obtained or made as of the date of this Agreement;

(o) except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

(p) except as would not individually or in the aggregate, have a Material Adverse Effect (i) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, including but not limited to state and federal workers compensation, health care, insurance and insurance-related laws, regulations and rules, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, and (ii) neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries;

(q) there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE) except any such action, suit, claim, investigation or proceeding which would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially interfere with the consummation of the transactions contemplated hereby;

(r) BDO USA LLP, whose report on the combined financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Disclosure Package and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(s) Mayer Hoffman McCann P.C. whose report on the consolidated financial statements of Patriot Care Holdings, Inc. (f/k/a MCRS Holdings, Inc.) and its subsidiaries is included in the Registration Statement, the Disclosure Package and the Prospectus, are independent auditors as required by the Act and by the rules of the American Institute of Certified Public Accountants;

(t) Goldstein Schechter Koch, P.C. whose report on the consolidated financial statements of Global HR Research, LLC and its subsidiaries is included in the Registration Statement, the Disclosure Package and the Prospectus, are independent auditors as required by the Act and by the rules of the American Institute of Certified Public Accountants;

(u) the financial statements of the Company and its Subsidiaries included in the Registration Statement, the Disclosure Package and the Prospectus, together with the related notes, present fairly in all material respects the combined financial position of the Company and the Subsidiaries as of the dates indicated and the combined results of operations, cash flows and changes in stockholders’ equity of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, and, in the case of unaudited, interim financial statements, subject to normal year end audit adjustments and the exclusion of certain footnotes; all pro forma financial statements or data included in the Registration Statement, the Disclosure Package and the Prospectus comply with the applicable requirements of the Act and the Exchange Act in all material respects, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained in the Registration Statement, the Disclosure Package and the Prospectus are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Disclosure Package or the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus; and all disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

(v) the consolidated financial statements of Patriot Care Holdings, Inc. (f/k/a MCRS Holdings, Inc.) and Global HR Research, LLC included in the Registration Statement, the Disclosure Package and the Prospectus, together with the respective related notes to such consolidated financial statements, present fairly in all material respects the consolidated financial position of Patriot Care Holdings, Inc. (f/k/a MCRS Holdings, Inc.) and Global HR Research, LLC and their respective subsidiaries as of the dates indicated and the consolidated results of their respective operations, cash flows and changes in stockholder’s equity for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and have been prepared in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis during the periods involved, and, in the case of unaudited, interim financial statements, subject to normal year end audit adjustments and the exclusion of certain footnotes;

(w) except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction to which the Company or a Subsidiary is a party which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries (other than the issuance of shares of Common Stock issuable upon exercise of warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;

(x) the Company has delivered to the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of (i) each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act), (ii) each holder of shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock or any warrant or other right to acquire shares of Common Stock or any such security as set forth on Exhibit A-1 hereto and (iii) each Selling Stockholder;

(y) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(z) except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, neither the Company nor any Subsidiary owns any real property, and except as would not, individually or in the aggregate, have a Material Adverse Effect (i) the Company and each of the Subsidiaries have good and marketable title to all personal property (excluding for the purposes of this Section 3(z), IP (as defined below)) described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, and

(ii) all the property described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

(aa) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, (i) except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and the Subsidiaries own all IP described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by them, and all such items are valid and enforceable (collectively, the “Company-Owned IP”) and own or have obtained valid and enforceable licenses or rights (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors generally or general equitable principles) to use all IP described in the Registration Statement, the Disclosure Package and the Prospectus as being owned or licensed by them or which is used in or necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (all such IP used in, or necessary for the conduct of the Company’s and its Subsidiaries business being collectively referred to as the “Company IP”); (ii) to the Company’s knowledge, there is no infringement, misappropriation or other violation by third parties of any Company-Owned IP or any material Company IP that is exclusively licensed to the Company or any of its Subsidiaries; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any of its Subsidiaries’ ownership rights in or to, or the validity, enforceability or scope of, any Company-Owned IP or the Company’s exclusive rights in any material Company IP that is exclusively licensed to the Company or any of its Subsidiaries; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes, misappropriates or otherwise violates any IP of others; and (vi) the Company and the Subsidiaries do not have any agreements pursuant to which material IP has been licensed to the Company or any Subsidiary; for purposes hereof, the term “IP” means all United States and foreign patents, patent applications, utility models, trademarks and service marks (whether registered or unregistered), trade names, trade dress, rights associated with databases, copyrights (whether registered or unregistered), inventions, discoveries, trade secrets, domain names, technology, know-how, including any applications or registrations with respect to any of the foregoing, and any other intellectual property of any kind or nature;

(bb) no labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that may reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(cc) except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that would reasonably be expected to give rise to any costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws, except as would not, in each case, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below), except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect. As used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law;

(dd) except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed (within any applicable time limit extensions permitted by the relevant tax authority), and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than (i) those being contested in good faith and for which adequate reserves have been provided or (ii) where the failure to file such returns or pay such taxes or assessments would not, individually or in the aggregate, have a Material Adverse Effect;

(ee) except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (I) at no time in the past six years has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any (1) Employee Benefit Plan subject to Title IV of ERISA, or Section 412 of the Code, (2) any “multiemployer plan” as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or (3) any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur material liability under Section 4063 or 4064 of ERISA; (II) no “welfare benefit plan” as defined in Section 3(1) of ERISA provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law and except, on a case by case basis, limited extensions of health insurance benefits to former employees receiving severance payments from the Company; (III) each Employee Benefit Plan is and has been operated in compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and no event has occurred and no condition exists that would subject the Company to any tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law; (IV) each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (V) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (1) if intended to qualify for special tax treatment, meets the requirements for such treatment, and (2) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefor have been established on the accounting statements of the applicable Company or subsidiary to the extent required by applicable law; and (VI) the Company does not have any obligations under any collective bargaining agreement or other agreement with any union. As used in this Agreement, “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA under which (x) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective subsidiaries or (y) the Company or any of its subsidiaries has had or has any present or future direct or contingent obligation or liability; “ERISA Affiliate” means any member of the company’s controlled group as determined pursuant to Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan that is not subject to ERISA and is established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States;

(ff) except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; (ii) such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; (iii) all such insurance is fully in force on the date hereof and will be fully in force at the Time of Purchase and each additional time of purchase, if any; and (iv) neither the Company nor any Subsidiary has reason to believe that it will not be able to (A) renew any such insurance as and when such insurance expires or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted;

(gg) except as described in the Registration Statement, the Disclosure Package or the Prospectus, since December 31, 2014, neither the Company nor any Subsidiary has sent or received any communication terminating, or regarding an intent not to renew, any of the contracts or agreements with clients of the Company or its Subsidiaries referred to or described in the Registration Statement, the Disclosure Package or the Prospectus, and no such termination or non-renewal has been threatened in writing by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;

(hh) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(ii) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) within the meaning of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) within the periods required under applicable law; such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent registered public accountants and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all “significant deficiencies” and “material weaknesses” (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Act) of the Company, if any, have been identified to the Company’s independent registered public accountants, and, with respect to “material weaknesses,” are disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus; except as disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder;

(jj) except as described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, and except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company (i) complies with the Privacy Statements (as defined below) as applicable to any given set of personal information collected by the Company from Individuals (as defined below), (ii) complies in all material respects with all applicable federal, state, local and foreign laws and regulations regarding the collection, retention, security, use, transfer or disclosure of personal information, including, without limitation, the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. Section 1320d et seq.) as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.), and (iii) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals in accordance with the terms of the applicable Privacy Statements and in accordance with all applicable federal, state, local and foreign laws and regulations; to the Company’s knowledge, no claims or controversies have arisen regarding the Privacy Statements or the implementation thereof. As used herein, “Privacy Statements” means, collectively, any and all of the Company’s privacy statements and policies published on Company websites or products or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including from visitors or users of any Company websites or products (“Individuals”);

(kk) the interactive data in eXtensible Business Reporting Language included and incorporated in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(ll) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith;

(mm) all statistical or market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(nn) neither the Company nor any of the Subsidiaries nor any director, officer, nor, to the knowledge of the Company, any agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; or (iii) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit, or (iv) taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”) or any other applicable anti-bribery law; and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain and enforce policies and procedures designed to ensure continued compliance therewith;

(oo) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(pp) neither the Company nor any of the Subsidiaries nor any director, officer, nor, to the knowledge of the Company, any agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to or target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority; neither the Company nor any of its Subsidiaries are organized, or resident in any country or territory that is the subject or target of any sanctions by such sanctions authorities and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing or facilitating the activities of any person or country or territory currently subject to any sanctions administered or enforced by such authorities, or in any other manner that will result in a violation by any person of sanctions. For the past five years, the Company and its Subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject to the target of sanctions or with any sanctioned country;

(qq) the Company acknowledges that, in accordance with the requirements of the USA Patriot Act, the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients;

(rr) in respect of any additional time of purchase, the Company has not received any notice from the NYSE regarding the delisting of the Common Stock from the NYSE;

(ss) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;

(tt) neither the Company nor any of the Subsidiaries nor any of their respective directors or officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(uu) to the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus;

(vv) there are (and prior to the Time of Purchase and each additional time of purchase, if any, will be) no securities or preferred stock issued or guaranteed by the Company or any Subsidiary, that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act;

(ww) there is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act to the extent applicable to the Company on the date hereof, including Section 402 relating to loans and Sections 302 and 906 related to certifications; and

(xx) the documents incorporated in the Registration Statement, the Preliminary Prospectus and the Prospectus (i) at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act and (ii) when read together with the other information in the Disclosure Package, at the Applicable Time, and when read together with the other information in the Prospectus, at the date of the Prospectus and at the Time of Purchase, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly with the other Selling Stockholders, represents and warrants to each of the Underwriters and the Independent Underwriter that:

(a) all information with respect to such Selling Stockholder included in the Registration Statement, the Disclosure Package and the Prospectus (such information, the “Selling Stockholder Information”) complied and will comply in all material respects with all applicable provisions of the Act; the Registration Statement, as it relates to the Selling Stockholder Information, did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Disclosure Package, as it relates to the Selling Stockholder Information, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its date, the Time of Purchase and each additional time of purchase, if any, the Prospectus, as then amended or supplemented, as it relates to such Selling Stockholder, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood and agreed that the Selling Stockholder Information consists only of the information set forth in Section 15 hereof;

(b) such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus;

(c) neither the execution, delivery and performance of this Agreement or the Custody Agreement (as defined below) or Power of Attorney nor the sale by such Selling Stockholder of the Shares to be sold by such Selling Stockholder pursuant to this Agreement nor the consummation of the transactions contemplated hereby or thereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) if such Selling Stockholder is not an individual, the charter or bylaws or other organizational instruments of such Selling Stockholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (v) any decree, judgment or order applicable to such Selling Stockholder or any of its properties; except, in the case of the foregoing clauses (ii), (iii) and (iv), for any such conflict, breach, violation or default that would not impair in any material respect the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement and its obligations hereunder;

(d) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), is required in connection with the sale of the Shares to be sold by such Selling Stockholder pursuant to this Agreement or the consummation by such Selling Stockholder of the transactions contemplated hereby or by the Custody Agreement or Power of Attorney other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (iii) under the Conduct Rules of FINRA;

(e) neither such Selling Stockholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(f) there are no affiliations or associations between any member of FINRA and such Selling Stockholder, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus; none of the proceeds received by such Selling Stockholder from the sale of the Shares to be sold by such Selling Stockholder pursuant to this Agreement will be paid to a member of FINRA or any affiliate of (or person “associated with,” as such terms are used in the Bylaws of FINRA) such member;

(g) such Selling Stockholder now is and, at the time of delivery of such Shares (whether the Time of Purchase or any additional time of purchase, as the case may be), will be the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery of such Shares, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the Time of Purchase or any additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

(h) such Selling Stockholder has and, at the time of delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement and a Custody Agreement (as defined below) and to execute a Power of Attorney, (ii) sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Stockholder herein;

(i) this Agreement and the custody agreement (the “Custody Agreement”), dated as of October     , 2015 between American Stock Transfer & Trust Company, LLC, as custodian (the “Custodian”), and such Selling Stockholder and the Power of Attorney to which such Selling Stockholder is a party have each been duly executed and delivered by (or, in the case of this Agreement, on behalf of) such Selling Stockholder, and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

(j) such Selling Stockholder has duly and irrevocably authorized each of the Representatives of the Selling Stockholders (whether acting alone or together), on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby or thereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement and receive payment therefor pursuant hereto;

(k) the sale of the Shares to be sold by such Selling Stockholder pursuant to this Agreement is not prompted by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

(l) at the Time of Purchase and each additional time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Stockholder, and all laws imposing such taxes will be fully complied with;

(m) pursuant to the Custody Agreement to which such Selling Stockholder is a party, the Shares to be sold by such Selling Stockholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such Shares in accordance with this Agreement; such Selling Stockholder agrees that (i) such Shares are for the benefit of, and coupled with and subject to the interest of, the Custodian, the Representatives of the Selling Stockholders, the Underwriters and the Company, (ii) the arrangements made by such Selling Stockholder for custody and for the appointment of the Custodian and the Representatives of the Selling Stockholders by such Selling Stockholder are irrevocable, and (iii) the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Stockholder (or, if such Selling Stockholder is not an individual, the liquidation, dissolution, merger or consolidation of such Selling Stockholder) or the occurrence of any other event (each, an “Event”); if an Event occurs before the delivery of the Shares hereunder, the Shares shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney to which such Selling Stockholder is a party, the Custody Agreement to which such Selling Stockholder is a party and this Agreement, and actions taken by the Custodian and the Representatives of the Selling Stockholders pursuant to such Power or Attorney or such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian or the Representatives of the Selling Stockholders, or either of them, shall have received notice thereof; and

(n) the Selling Shareholders acknowledge that, in accordance with the requirements of the USA Patriot Act, the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

In addition, any certificate signed by any Selling Stockholder (or, with respect to any Selling Stockholder that is not an individual, any officer of such Selling Stockholder or of any of such Selling Stockholder’s subsidiaries) or by any Representative of the Selling Stockholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

5. Certain Covenants of the Company. The Company hereby agrees:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Representatives may designate and to maintain such qualifications in effect so long as the Representatives may reasonably request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, upon the request of but at the expense of the Underwriters, such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d) at any time prior to the later of (a) the completion of the distribution of the Securities within the meaning of the Securities Act and (b) completion of the Lock-Up Period, to notify the Representatives immediately upon an event that causes the Company to no longer qualify as an EGC;

(e) to advise the Representatives promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and any proceedings for such purpose or pursuant to Section 8A of the Act have been instituted or are contemplated by the Commission and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide the Representatives and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which the Representatives shall have reasonably objected as soon as practicable in writing;

(f) subject to Section 5(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and, at any time prior to the expiration of nine months after the time of issue of the Prospectus, to provide the Representatives, for their review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which the Representatives shall reasonably object or have reasonably objected as soon as practicable in writing;

(g) prior to the issue of the Prospectus in connection with any sale of Shares, to advise the Underwriters promptly of the happening of any event which could require the making of any change in the Disclosure Package then being used so that the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, prior to the issue of the Prospectus, it shall become necessary to amend or supplement the Disclosure Package to cause the Disclosure Package to comply with the requirements of the Act, and, in each case, prior to such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to the Disclosure Package as may be necessary to reflect any such change or to effect such compliance;

(h) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(i) to make generally available (within the meaning of Rule 158 under the Act) to its security holders, and, if not available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), to deliver to the Representatives, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the

Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than the date determined in accordance with the provisions of the last paragraph of Section 11(a) of the Act and Rule 158(c) thereunder; provided, however, that such requirements shall be deemed to be met by the Company’s compliance with its timely reporting requirements pursuant to the Exchange Act;

(j) if requested, to furnish to the Representatives one copy for each Representative and one copy for underwriters’ counsel copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k) if requested by the Representatives, to furnish to each Representative as early as practicable prior to the Time of Purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 9(g) hereof, provided, however, that the Company shall not be required to furnish any materials pursuant to this clause if such materials are available via EDGAR;

(l) to apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus;

(m) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(n) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Representatives, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, other than any registration statement on Form S-8 filed to register securities issuable by the Company upon the exercise of options granted by the Company in connection with the Company’s Stock Plans disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, (C) the issuance of employee equity or equity-based awards during the Lock-Up Period pursuant to Stock Plans described in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus and (D) issuances of Common Stock or other securities in connection with a transaction that includes a commercial relationship (including joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements), or any acquisition of assets or at least a controlling portion of the equity of another entity, provided that (x) the aggregate number of shares or securities issued pursuant to this clause (D) shall not exceed 5% of the total number of outstanding shares of Common Stock immediately following the issuance and sale of the Firm Shares pursuant hereto and (y) the beneficial owner of any such shares or securities shall sign a Lock-Up Agreement in the form referred to in Section 3(bb) hereof;

(o) use commercially reasonable efforts to enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of Common Stock and not, at any time, to waive, modify or release such prohibitions for the duration of the periods contemplated in such agreements;

(p) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

(q) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(r) to use its best efforts to cause the Shares to be listed on the NYSE and to maintain such listing on the NYSE; and

(s) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

6. Certain Covenants of the Selling Stockholders. Each Selling Stockholder hereby agrees:

(a) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;

(b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(c) to pay or cause to be paid all stock transfer or other taxes (other than income taxes), if any, on the transfer and sale of the Shares being sold by such Selling Stockholder;

(d) to advise the Representatives promptly, and if requested by the Representatives, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any, of (i) any change in information in the Registration Statement, the Disclosure Package and the Prospectus relating to such Selling Stockholder Information or (ii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, the Disclosure Package and the Prospectus which comes to the attention of such Selling Stockholder;

(e) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters a Power of Attorney, Custody Agreement and a Lock-Up Agreement; and

(f) it will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of target of sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority, (ii) to fund or facilitate any activities of or business in any country currently subject to any sanctions administered or enforced by any such sanctions authority or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of any such sanctions.

7. Covenant to Pay Costs. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the printing of this Agreement, any Powers of Attorney and Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters, not to exceed $20,000 on a combined basis with the fees and disbursements described under subsection (vi) below) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by FINRA, including the reasonable legal fees and filing fees and other reasonable disbursements of counsel to the Underwriters relating to FINRA matters, not to exceed $20,000 on a combined basis with the fees and disbursements described under subsection (iv) above, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company and the Selling Stockholders relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company or by the Selling Stockholders and any such consultants, and one half of the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Shares for inclusion in the book-entry settlement system of the DTC, (x) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto, (xi) the reasonable fees and expenses, including reasonable legal fees and expenses, of the Independent Underwriter (other than in-house counsel), not to exceed $10,000 on a combined basis, and (xii) the reasonable performance of the Company’s and such Selling Stockholder’s other obligations hereunder. The Company hereby agrees with the Underwriters that it will pay any such amounts not so paid by any Selling Stockholder.

8. Reimbursement of the Underwriters’ Expenses. If, after the execution and delivery of this Agreement, the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 7 hereof, reimburse the Underwriters and the Independent Underwriter for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

9. Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters and the Independent Underwriter hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling Stockholder on the date hereof, at the Time of Purchase and, if applicable, at the additional time of purchase, the performance by the Company and each Selling Stockholder of each of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to the Representatives and the Independent Underwriter at the Time of Purchase and, if applicable, at the additional time of purchase, an opinion and negative assurance statement of Simpson, Thacher & Bartlett LLP, counsel for the Company, addressed to the Underwriters and the Independent Underwriter, and dated the Time of Purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter and the Independent Underwriter, in form and substance satisfactory to the Representatives.

(b) The Company shall furnish to the Representatives and the Independent Underwriter at the Time of Purchase and, if applicable, at the additional time of purchase, the opinion of             , counsel for the Selling Stockholders, addressed to the Underwriters and the Independent Underwriter, and dated the Time of Purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter and the Independent Underwriter, in form and substance satisfactory to the Representatives.

(c) The Company shall furnish to the Representatives and the Independent Underwriter at the Time of Purchase and, if applicable, at the additional time of purchase, an opinion of Christopher A. Pesch, Executive Vice President, General Counsel and Chief Legal Officer and Secretary of the Company, addressed to the Underwriters and the Independent Underwriter, and dated the Time of Purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter and the Independent Underwriter, in form and substance satisfactory to the Representatives.

(d) The Representatives and the Independent Underwriter shall have received from BDO USA LLP letters dated, respectively, the date of this Agreement, the Time of Purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters and the Independent Underwriter (with executed copies for each Underwriter and the Independent Underwriter) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures in respect of the Company and its Subsidiaries contained in the Registration Statement, the Disclosure Package and the Prospectus.

(e) The Representatives and the Independent Underwriter shall have received from Goldstein Schechter Koch, P.A. letters dated, respectively, the date of this Agreement, the Time of Purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters and the Independent Underwriter (with executed copies for each Underwriter and the Independent Underwriter) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures in respect of Global HR Research LLC contained in the Registration Statement, the Disclosure Package and the Prospectus.

(f) The Representatives and the Independent Underwriter shall have received from Mayer Hoffman McCann P.C. letters dated, respectively, the date of this

Agreement, the Time of Purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters and the Independent Underwriter (with executed copies for each Underwriter and the Independent Underwriter) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures in respect of Patriot Care Holdings, Inc. (f/k/a MCRS Holdings, Inc.) contained in the Registration Statement, the Disclosure Package and the Prospectus.

(g) The Representatives and the Independent Underwriter shall have received at the Time of Purchase and, if applicable, at the additional time of purchase, the favorable opinion of Mayer Brown LLP, counsel for the Underwriters, dated the Time of Purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives.

(h) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Representatives shall have reasonably objected as soon as practicable in writing.

(i) The Registration Statement, the Exchange Act Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(j) (i) Prior to and at the Time of Purchase, and, if applicable, the additional time of purchase, no stop order with respect to the effectiveness of the Registration Statement and all amendments thereto shall have been issued under the Act or proceedings initiated under Section 8A, Section 8(d) or 8(e) of the Act; (ii) the Registration Statement shall not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus shall not, as of its date, the Time of Purchase and, if applicable, the additional time of purchase, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) the Disclosure Package shall not, as of the Applicable Time, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any.

(k) The Company will, at the Time of Purchase and, if applicable, at the additional time of purchase, deliver to the Representatives and the Independent Underwriter a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the Time of Purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit B hereto.

(l) The Selling Stockholders will, at the Time of Purchase and, if applicable, at the additional time of purchase, deliver to the Representatives a certificate signed by a Representative of the Selling Stockholders, dated the Time of Purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit C hereto.

(m) The Representatives shall have received each of the signed Lock-Up Agreements referred to in Section 3(x) hereof, and each such Lock-Up Agreement shall be in full force and effect at the Time of Purchase and the additional time of purchase, as the case may be.

(n) The Company and each Selling Stockholder shall have furnished to the Representatives and the Independent Underwriter such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the Time of Purchase and, if applicable, the additional time of purchase, as the Representatives and the Independent Underwriter may reasonably request.

(o) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance and evidence of satisfactory distribution at or prior to the Time of Purchase or the additional time of purchase, as the case may be.

(p) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(q) Each Selling Stockholder shall have to delivered to the Representatives a duly executed Power of Attorney and a duly executed Custody Agreement, in each case in form and substance satisfactory to the Representatives.

10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, NYSE MKT, or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Disclosure Package and the Prospectus.

If the Representatives elect to terminate this Agreement as provided in this Section 10, the Company, the Selling Stockholders and each other Underwriter and the Independent Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 12 hereof), and the Underwriters shall be under no obligation or liability to the Company or any Selling Stockholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.

11. Increase in Underwriters’ Commitments. Subject to Sections 9 and 10 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as the Representatives may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and each Selling Stockholder each agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the Representatives’ approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or the Representatives shall have the right to postpone the Time of Purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or any Selling Stockholder to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or to any Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12. Indemnity and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use in, the Registration Statement, as set forth in Section 13 hereof, or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Covered Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Covered Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading, and will reimburse each “indemnified party” (defined below) for any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending against any loss, damage, expense, liability, claim, action, litigation, investigation or proceeding whatsoever (whether or not such indemnified party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to the above as such fees and expenses are incurred.

Without limitation of and in addition to its obligations under the other paragraphs of this Section 12, the Company agrees to indemnify, defend and hold harmless the Independent Underwriter, its directors, officers, employees and agents and each person who controls the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Independent Underwriter or any such person may incur, insofar as such loss, damage, expense, liability or claim arises out of or is based upon the Independent Underwriter’s acting as a “qualified independent underwriter” (within the meaning of FINRA Rule 5121) in connection with the offering contemplated by this Agreement, and the Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, damage, expense, liability or claim. Section 12(d) hereof shall apply equally to any Proceeding (as defined below) brought against the Independent Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the immediately preceding sentence, except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for the Independent Underwriter and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to the first paragraph of this Section 12(a), in any such Proceeding.

(b) Each Selling Stockholder agrees to indemnify, defend and hold harmless the Company and each Underwriter, their respective partners, directors, officers and members, and any person who controls the Company or any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Company or, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), as such Registration Statement relates to such Selling Stockholder Information, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Selling Stockholder Information or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, in any Permitted Free Writing Prospectus or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, in each case as such document(s) relate to such Selling Stockholder Information, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Selling Stockholder Information, and will reimburse each “indemnified party” for any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending against any loss, damage, expense, liability, claim, action, litigation, investigation or proceeding whatsoever (whether or not such indemnified party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to the above as such fees and expenses are incurred. Notwithstanding anything herein to the contrary, in no event shall the liability of any Selling Stockholder to provide indemnity pursuant to this Section 12(b) or contribution pursuant to Section 12(e) exceed an amount equal to the aggregate initial public offering price of the Shares sold by such Selling Stockholder to the Underwriters pursuant hereto.

(c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading, and will reimburse such indemnified party for any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending against any loss, damage, expense, liability, claim, action, litigation, investigation or proceeding whatsoever (whether or not such indemnified party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to the above as such fees and expenses are incurred.

(d) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, a Selling Stockholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a), (b) or (c), respectively, of this Section 12, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the retention of counsel reasonably satisfactory to such indemnified party, and pay all reasonable legal or other fees and expenses related to such Proceeding or incurred in connection with such indemnified party’s enforcement of subsection (a), (b) or (c), respectively, of this Section 12; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability that such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to retain its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the retention of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is a Selling Stockholder, by such Selling Stockholder or by a Representative of the Selling Stockholders) in connection with the defense of such Proceeding, (ii) the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, retained counsel to defend such Proceeding or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that, except as provided in the second paragraph of Section 12(a) hereof, such indemnifying party shall not be liable for the reasonable fees or expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is the Selling Stockholder, without the written consent of either such Selling Stockholder or a Representative of the Selling Stockholders but, if settled with its written consent (or, in the case such indemnifying party is a Selling Stockholder, with the written consent of such Selling Stockholder or of a Representative of the Selling Stockholders), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is a Selling Stockholder, requested such Selling Stockholder or any Representative of the Selling Stockholders) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is a Selling Stockholder, receipt by such Selling Stockholder or by any Representative of the Selling Stockholders) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is a Selling Stockholder, given such Selling Stockholder or any Representative of the Selling Stockholders) at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is a Selling Stockholder, the prior written consent of such Selling Stockholder or of any Representative of the Selling Stockholders), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(e) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative benefits received by the Independent Underwriter in its capacity as “qualified independent underwriter” (within the meaning of FINRA Rule 5121) shall be deemed to be equal to the compensation received by the Independent Underwriter for acting in such capacity. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission and the Independent Underwriter, in its capacity as “qualified independent underwriter” (within the meaning of FINRA Rule 5121), shall in no event be required to contribute any amount in excess of the amount the compensation received by the Independent Underwriter for acting in such capacity exceeds the amount of any damage which the Independent Underwriter has otherwise been required to pay by reason of the Independent Underwriter’s acting in such capacity in connection with the offering contemplated by this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.

(g) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or the Independent Underwriter, or any of their respective partners, directors, officers, affiliates or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter or the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Selling Stockholders, their respective directors or officers or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares to be sold by the Company pursuant hereto and the delivery of the Shares to be sold by the Selling Stockholders pursuant hereto. The Company, the Selling Stockholders and each Underwriter and the Independent Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or a Selling Stockholder, against any of their officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

13. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Preliminary Prospectus and the Prospectus, and the statements set forth in the two paragraphs preceding the title “Option to Purchase Additional Shares,” the first paragraph under the title “Underwriting Discount” (except for the last sentence thereof), the first six paragraphs (other than the third to last sentence in the sixth paragraph therein) under the title “Price Stabilization, Short Positions” as such statements relate to the Underwriters, the paragraph under the title “Conflict of Interest” (except for the third to last sentence thereof) and the paragraph (other than the third sentence thereof) under the title “Electronic Distribution,” each in the section entitled “Underwriting (Conflicts of Interest)” of the Preliminary Prospectus and the Prospectus, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 12 hereof.

14. Information Furnished by the Selling Stockholders. The statements set forth under the caption “Principal and Selling Stockholders” and consisting only of the legal name, address and the number of shares of Common Stock (including any shares issuable upon exercise of warrants) owned by the Selling Stockholders and the other information with respect to the Selling Stockholders (excluding percentages) which appear in the table under the aforementioned caption (and corresponding footnotes) of the Preliminary Prospectus and the Prospectus constitute the only information furnished by or on behalf of the Selling Stockholders, as such information is referred to in Sections 3 and 12 hereof.

15. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to BMO Capital Markets Corp., 3 Times Square, New York, NY 10036, Attention: Attention: Legal Department (Fax: (212) 702-1205) and J.P.

Morgan Securities LLC, 383 Madison Avenue, Attention: Attention: Equity Syndicate Desk, (Fax: (212) 622-8358); and if to the Independent Underwriter, shall be sufficient in all respects if delivered or sent to J.P. Morgan Securities LLC, 383 Madison Avenue, Attention: Attention: Equity Syndicate Desk, (Fax: (212) 622-8358); and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Patriot National, Inc., 401 East Las Olas Boulevard, Suite 1650, Fort Lauderdale, Florida 33301 (facsimile: 954-333-5326), Attention: Christopher A. Pesch, Executive Vice President and General Counsel, and if to any Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholders at PennantPark Investment Advisers, LLC, 590 Madison Avenue, 15th Floor, New York, New York (facsimile: 212-905-1075), Attention: Whit Williams.

16. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereof. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

17. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and each Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholders each hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Selling Stockholder (on its behalf and, in the case such Selling Stockholder is not an individual, to the extent permitted by applicable law, on behalf of its stockholders) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Stockholder and may be enforced in any other courts to the jurisdiction of which the Company or any Selling Stockholder is or may be subject, by suit upon such judgment.

18. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Independent Underwriter, and the Company and the Selling Stockholders and to the extent provided in Section 12 hereof the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

19. No Fiduciary Relationship. The Company and the Selling Stockholders each hereby acknowledge that the Underwriters are acting solely as underwriters, and the Independent Underwriter is acting solely as a “qualified independent underwriter” within the meaning of FINRA Rule 5121, in connection with the purchase and sale of the Company’s securities. The Company and the Selling Stockholders each further acknowledge that the Underwriters and the Independent Underwriter are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters or the Independent Underwriter act or be responsible as a fiduciary to the Company or any Selling Stockholder, their respective management, stockholders or creditors or any other person in connection with any activity that the Underwriters or the Independent Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters and the Independent Underwriter hereby expressly disclaim any fiduciary or similar obligations to the Company or any Selling Stockholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Stockholders each hereby confirm their understanding and agreement to that effect. The Company, the Selling Stockholders and the Underwriters and the Independent Underwriter agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters or the Independent Underwriter to the Company or any Selling Stockholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or any Selling Stockholder. The Company, the Selling Stockholders and the Underwriters and the Independent Underwriter agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company or any Selling Stockholder, and that the Independent Underwriter is not acting as the agent or fiduciary of the Company or any Selling Stockholder and no Underwriter or Independent Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Company or any Selling Stockholder with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter or the Independent Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters). The Company and the Selling Stockholders each hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling Stockholder may have against the Underwriters or the Independent Underwriter with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company or any Selling Stockholder in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

21. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Independent Underwriter, the Company and the Selling Stockholders and their successors and assigns and any successor or assign of any substantial portion of the Company’s, any Selling Stockholder’s, the Independent Underwriter’s and any of the Underwriters’ respective businesses and/or assets.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders, the Independent Underwriter and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and the Representatives’ acceptance shall constitute a binding agreement among the Company, the Selling Stockholders, the Independent Underwriter and the Underwriters, severally.

Very truly yours,

PATRIOT NATIONAL, INC.

By:
Name:
Title:

THE SELLING STOCKHOLDERS NAMED IN SCHEDULE C HERETO

By:

By:
Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A.

BMO Capital Markets Corp.

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

J.P. Morgan Securities LLC, as the Independent Underwriter

By:
Name:
Title:

SCHEDULE A

Underwriter	Number of Firm Shares
BMO Capital Markets Corp.
J.P. Morgan Securities LLC
JMP Securities LLC
William Blair & Company, L.L.C.
Fifth Third Securities, Inc.

Total

SCHEDULE B

Permitted Free Writing Prospectuses

Pricing Information Provided Orally by Underwriters

Price per share to the public: $

Number of Shares Offered:

Number of Shares subject to Option:

SCHEDULE C

	Number of Firm Shares	Number of Additional Shares
Company
Selling Stockholders
PennantPark Investment Corporation
Steven M. Mariano
InTouch Holdings LLC
PennantPark SBIC II LP
PennantPark Floating Rate Capital Ltd.
PennantPark Credit Opportunities Fund LP

Total

EXHIBIT A

Lock-Up Agreement

[date]

BMO CAPITAL MARKETS CORP.

3 Times Square

New York, NY 10036

J.P. MORGAN SECURITIES LLC

383 Madison Avenue

New York, New York 10179

as Representatives of the several

Underwriters named in Schedule A to the

Underwriting Agreement referred to herein

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Patriot National, Inc., a Delaware corporation (the “Company”), the Independent Underwriter named therein, the Selling Stockholders named therein and you and the other several underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of BMO Capital Markets Corp. and J.P. Morgan Securities LLC (the “Representatives”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock (including any securities that derive value therefrom), or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock (including any securities that derive value therefrom), or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).

The foregoing paragraph shall not apply to: (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) transfers or dispositions by will or by intestacy, (c) bona fide gifts, (d) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, (e) as part of a distribution to partners, members, stockholders or any other equity owner of the undersigned (including, without limitation, to any entity or entities that directly control the undersigned), (f) dispositions to any corporation, partnership, limited liability company, trust or other entity all of the beneficial ownership of which is held by the undersigned and/or the immediate family of the undersigned, (g) transfers pursuant to an order of a court or government agency, including a qualified domestic order and (h) to the Company in full or partial payment of the exercise price for options to purchase shares of the Common Stock or to the Company for full or partial payment of taxes required to be paid upon the exercise of options to purchase shares of the Common Stock, or the vesting of restricted shares of, or restricted stock units settleable in, shares of the Common Stock, in each case pursuant to the terms of the Company’s incentive plans that are described in the registration statement filed with the Commission relating to the Offering (the “Registration Statement”), [(i) any pledge of the undersigned’s shares of the Common Stock in existence prior to the date hereof to secure loans with financial institutions that is set forth on Schedule 1 hereto or any amendment or renewal thereof, provided, however, that the pledgee does not sell, transfer, dispose of or otherwise distribute any such shares of Common Stock during the Lock-Up Period, and (j) any pledge of the undersigned’s shares of the Common Stock to secure loans with financial institutions following the date hereof, provided, however, that the prior written consent of the Representatives shall be obtained prior to any such pledge]. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

The foregoing paragraph shall be subject to the following additional conditions:

(1) (i) in the case of any transfer or disposition pursuant to clauses (b) through (f) of the preceding paragraph, each transferee, distributee or recipient of the Common Stock transferred, distributed or disposed of agrees to be bound by the same restrictions in place for the undersigned pursuant to this Lock-Up Agreement for the duration that such restrictions remain in effect at the time of such transfer, distribution or disposition and executes and delivers to the Representatives a lock-up agreement in the form of this Lock-Up Agreement, and (ii) in the case of any transfer or disposition pursuant to clause (g) of the preceding paragraph, the undersigned shall (a) notify the Representatives immediately, and in any event no later than two (2) business days prior to such transfer or disposition, and (b) use reasonable best efforts to cause each transferee, distributee or recipient of the Common Stock transferred, distributed or disposed of to be bound by the same restrictions in place for the undersigned pursuant to this Lock-Up

Agreement for the duration that such restrictions remain in effect at the time of such transfer, distribution or disposition and to execute and deliver to the Representatives a lock-up agreement in the form of this Lock-Up Agreement prior to such transfer or disposition;

(2) (i) in the case of any transfer or disposition pursuant to clauses (b) through (f) of the preceding paragraph, no filing under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution; and (ii) in the case of any transfer or disposition pursuant to clause (g), no filing under the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such transfer or distribution (other than, in connection with such transfer or disposition pursuant to clause (g), a Form 4 or Form 5 required to be filed under the Exchange Act if the undersigned is subject to Section 16 reporting with respect to the Company under the Exchange Act, provided, however, that if such Form 4 or Form 5 is filed during the Lock-Up Period, such Form 4 or Form 5 shall indicate by footnote disclosure or otherwise that such Form 4 or Form 5 relates to a transfer pursuant to an order of a court or government agency, that no shares of Common Stock are being sold or otherwise disposed of by the undersigned in connection therewith and that such shares of Common Stock received by any transferee are subject to the terms of the Lock-Up Agreement, as applicable, provided further, that the undersigned shall notify the Representatives at least two (2) business days prior to such required filing under the Exchange Act);

(3) in the case of any transfer or disposition pursuant to clauses (b) through (f), any such transfer or distribution shall not involve a disposition for value; and

(4) in the case of any exercise of options pursuant to the foregoing clause (h), the Common Stock underlying such options and all other Common Stock and other securities subject to the terms of this Lock-Up Agreement continue to be subject to the terms of this Lock-Up Agreement and, no filing under the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such exercise (other than, in connection with such option exercise pursuant to such foregoing clause (h), a Form 4 or Form 5 required to be filed under the Exchange Act if the undersigned is subject to Section 16 reporting with respect to the Company under the Exchange Act, provided, however, that if such Form 4 or Form 5 is filed during the Lock-Up Period, such Form 4 or Form 5 shall indicate by footnote disclosure or otherwise that such Form 4 or Form 5 relates to an exercise of options, that no shares of Common Stock are being sold or otherwise disposed of by the undersigned in connection therewith, other than with respect to shares of Common Stock that are being disposed to the Company for full or partial payment of taxes required to be paid upon the exercise of options to purchase shares of the Common Stock, and that the shares of Common Stock received by the undersigned upon such option exercise are subject to the terms of the Lock-Up Agreement).

Notwithstanding the foregoing, the undersigned may establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of the Common Stock; provided, however, that such plan does not provide for the transfer of shares of Common Stock during the Lock-Up Period and no public announcement or filing under the Exchange Act or otherwise regarding the establishment of such plan shall be required or voluntarily made by or on behalf of the undersigned or the Company.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of the Registration Statement. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Representatives, make any demand for, or exercise any right with respect to, the registration of Common Stock or any other securities of the Company that are substantially similar to Common Stock (including any securities that derive value therefrom), or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such other securities. In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to shares of Common Stock or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.

*    *    *

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the Registration Statement filed with the Commission is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the “Time of Purchase” (as defined in the Underwriting Agreement) or (iv) the Underwriting Agreement shall not be executed and delivered on or prior to December 31, 2015, this Lock-Up Agreement shall forthwith terminate and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

[Schedule 1

Shares of Common Stock pledged by [                ], pursuant to [                ] in favor of [                ].

•	Certificate No. [ ], representing [ ] shares]

EXHIBIT A-1

LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Steven M. Mariano

Steven M Mariano Trust

Christopher A. Pesch

Michael Grandstaff

John R. Del Pizzo

Arlene Del Pizzo

Advanta Trust LLC

Tim Ermatinger

Austin Shanfelter

In Touch Holdings LLC

Quentin Smith

Charles Walsh

Judith Haddad

Paul Halter

Michael McFadden

Thomas Shields

PennantPark Investment Corporation

PennantPark SBIC II LP

PennantPark Floating Rate Capital Ltd.

PennantPark Credit Opportunities Fund LP

A-1

EXHIBIT B

OFFICERS’ CERTIFICATE

Each of the undersigned, Steven M. Mariano, Chairman, President and Chief Executive Officer of Patriot National, Inc., a Delaware corporation (the “Company”), and Thomas Shields, Executive Vice President, Chief Financial Officer and Treasurer of the Company, on behalf of the Company, does hereby certify pursuant to Section 9(k) of that certain Underwriting Agreement dated October     , 2015 (the “Underwriting Agreement”) among the Company, the Selling Stockholders named therein, J.P. Morgan Securities LLC, as Independent Underwriter, and, on behalf of the several Underwriters named therein, BMO Capital Markets Corp. and J.P. Morgan Securities LLC that as of October     , 2015:

1.	He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (j) of Section 9 of the Underwriting Agreement have been met.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this October     , 2015.

Name:	Steven M. Mariano
Title:	Chairman, President and Chief Executive Officer

Name:	Thomas Shields
Title:	Executive Vice President, Chief Financial Officer and Treasurer

B-1

EXHIBIT C

CERTIFICATE OF A REPRESENTATIVE OF THE SELLING STOCKHOLDERS

The undersigned, Christopher Pesch, on behalf of each Selling Stockholder (as defined in the Underwriting Agreement referred to below), does hereby certify pursuant to Section 10(l) of that certain Underwriting Agreement dated October     , 2015 (the “Underwriting Agreement”) among the Company, the Independent Underwriter named therein, the Selling Stockholders named therein, and the Underwriters named therein, and pursuant to the Powers of Attorney (as defined in the Underwriting Agreement), that as of October     , 2015:

1.	The Selling Stockholder has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of each Selling Stockholder as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Selling Stockholder has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned has hereunto set his, her or its hands on this October     , 2015 on behalf of each Selling Stockholder.

THE SELLING STOCKHOLDERS NAMED IN SCHEDULE C TO THE UNDERWRITING AGREEMENT

By: Christopher Pesch, Attorney-in-Fact

Name:	Christopher Pesch
Title:	Executive Vice President, General Counsel, Chief Legal Officer and Secretary

C-1